&

                                 LOAN AGREEMENT

     THIS  LOAN  AGREEMENT  (this  "Agreement")  is  dated as of the 14th day of
October,  2004  and  is by and  between  M-TRON  INDUSTRIES,  INC.,  a  Delaware corporation  ("M-TRON"),  and PIEZO  TECHNOLOGY,  INC.,  a  Florida  corporation
(collectively,  the "Borrowers"), and FIRST NATIONAL BANK OF OMAHA (the "Bank"),
a national banking association established at Omaha, Nebraska.

                              W I T N E S S E T H :

     WHEREAS,  M-TRON has an existing term loan with the Bank  evidenced by term note  number  2000001751-6  with a due date of April  30,  2007  pursuant  to an existing  additional  loan agreement  with the Bank,  which shall remain in full force in accordance with its terms; and

     WHEREAS,  M-TRON has an  existing  revolving  line of credit  with the Bank evidenced by  revolving  note number  2000001751-5  with a due date of April 30,
2005 pursuant to an existing  additional  loan  agreement  with the Bank,  which shall be paid in full from the proceeds of the Revolving Note; and

     WHEREAS, the Borrowers have requested the Bank to lend to the Borrowers the sum of up to  $5,000,000  for the  purpose  of  partially  funding  the  cost of acquiring 100% of the outstanding  shares of Piezo  Technology,  Inc., a Florida corporation  ("Piezo"),  in the form of two loans in the  amounts of  $2,000,000
(the "Term Loan") and $3,000,000 (the "Bridge Loan"), together with a $5,500,000 revolving line of credit (the "Revolving Loan") (collectively referred to as the
"Loans"); and

     WHEREAS,  the Bank is willing  to provide  such  credit  facilities  to the
Borrowers upon the terms and conditions herein set forth.

                                   ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the  following  meanings  (terms  defined in the  singular to have the same meaning when used in the plural and vice versa):

     "Affiliate" means any person (a) which directly or indirectly controls,  or is  controlled  by,  or  is  under  common  control  with,  the  Borrowers  or a
Subsidiary;  (b) which directly or indirectly  beneficially  owns or holds 5% or more of any class of voting stock of the Borrowers or any Subsidiary;  or (c) 5%
or more of the voting  stock of which is  directly  or  indirectly  beneficially owned or held by the Borrowers or a  Subsidiary.  The term  "control"  means the possession,  directly  or  indirectly,  or the  power to  direct  or  cause  the direction  of the  management  and  policies  of a person,  whether  through the ownership of voting securities, by contract, or otherwise.

     "Banking Day" means a day on which the Bank is open for  substantially  all of its business.

     "Borrower" or "Borrowers"  shall mean M-TRON  Industries,  Inc., a Delaware corporation  and Piezo  Technology,  Inc.,  a Florida  corporation  as joint and several borrowers under this Agreement.

     "Borrowing Base" means the lesser of:

          (a) $5,500,000,  less the amount of any Letters of Credit in an amount not to exceed $100,000,  issued and outstanding on the Borrowers'  account;
     or

          (b)  The  aggregate  of (i)  80% of the  Borrowers'  current  accounts receivable on the date reported, plus (ii) 50% of the Borrowers' Inventory,
     (up to a maximum amount of availability of $2,600,000)  valued at the lower of cost or market,  and less any Accounts  reasonably  deemed ineligible by the Bank.

     "Bridge Loan" shall have the meaning set forth in Section 2.01.

     "Bridge  Loan  Termination  Date"  shall mean the  earliest to occur of the following:  (a) a date  that is one year  subsequent  to the date of the  Bridge
Note, (b) the date the Obligations  are  accelerated  pursuant to this Agreement and (c) the date the Bank has received (i) notice in writing from the  Borrowers of the Borrowers'  election to termination this Agreement and (ii)  indefeasible payment in full of the Obligations.

     "Bridge Note" shall have the meaning set forth in Section 2.02.

     "Business Day" means a Banking Day on which  commercial  banks are open for business in Omaha, Nebraska.

     "Capital  Leases"  shall have the same  meaning in this  Agreement as those terms are defined by GAAP.

     "Closing"  shall mean the date on which the Bank receives  this  Agreement, executed by the Borrowers,  together with the Term Note, the Bridge Note and the
Revolving Note.

     "Code"  means the Internal  Revenue  Code of 1986,  as amended from time to time, and the regulations and published interpretations thereof.

     "Collateral" means all Property which is subject or is to be subject to the
Lien granted by the Security Agreement.

     "Commonly Controlled Entity" means an entity,  whether or not incorporated, which is under common  control with the Borrowers  within the meaning of Section
414(b) or 414(c) of the Code.

     "Debt" means (a) all  Indebtedness;  (b) any liability for borrowed  money;
(c)  obligations  evidenced  by  bonds,  debentures,   notes  or  other  similar
instruments;  (d)  obligations  for the deferred  purchase  price of Property or services (including trade obligations);  (e) obligations as lessee under Capital
Leases;  (f) current  liabilities in respect of unfunded  vested  benefits under
Plans covered by ERISA; (g) obligations under letters of credit; (h) obligations under acceptance  facilities;  and (i) all guaranties,  endorsements (other than for  collection  or  deposit  in the  ordinary  course  of  business)  and other contingent  obligations  to purchase,  to provide  funds for payment,  to supply funds to invest  in any  person or  entity  or  otherwise  to assure a  creditor against loss.

     "Default" means any of the events specified in Article VIII, whether or not any  requirement  for the giving of notice,  the lapse of time,  or both, or any other condition, has been satisfied.

     "Dollars"  and the sign "$" mean  lawful  money  of the  United  States  of
America.

     "EBITDA"  means  earnings  before   interest,   taxes,   depreciation   and
amortization, all experienced during the applicable reporting period.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
amended from time to time,  and the  regulations  and published  interpretations thereof.

     "Event of  Default"  has the  meaning  provided  for in  Article IX of this
Agreement.

     "Excess  Cash Flow" means EBITDA  less:  payments to the Bank;  payments on account of Subordinated Debt; and less allowable capital expenditures.

     "Fixed  Charge  Coverage  Ratio" means as of any day the ratio derived when comparing  EBITDA,  less  capital  expenditures,  dividends  and  taxes  to  the
Borrowers'  payments  on the  principal  and  interest  of the  Obligations  and
Subordinated  Debt made during the  applicable  reporting  period ending on that day.

     "GAAP" means generally accepted accounting  principles,  applied on a basis consistent  with the  accounting  principles  applied in the  preparation of the annual financial statements of the Borrowers referred to in Section 4.04 of this
Agreement. All accounting terms not otherwise defined in this Agreement have the meaning assigned to them in accordance with GAAP.

     "Guarantor" means Lynch Corporation, an Indiana corporation.

     "Guaranty" means the Guaranty in substantially  the form of Exhibit G to be delivered by the Guarantor under the terms of this Agreement.

     "Indebtedness"  means,  as to the  Borrowers,  all  items of  indebtedness,
obligation  or   liability,   whether   matured  or  unmatured,   liquidated  or
unliquidated,  direct or  contingent,  joint or several  including,  but without limitation:

          (a)  All  indebtedness  guaranteed,  directly  or  indirectly,  in any manner,  or endorsed  (other than for collection or deposit in the ordinary course of business) or discounted with recourse;

          (b) All  indebtedness  in effect  guaranteed,  directly or indirectly,
     through   agreements,   contingent   or  otherwise  (i)  to  purchase  such
     indebtedness;  or (ii) to  purchase,  sell or lease (as  lessee or  lessor)
     property,  products, materials or supplies or to purchase or sell services, primarily  for the purpose of enabling  the debtor to make  payment of such
     Indebtedness or to insure the owner of the Indebtedness against loss;

          (c) All  indebtedness  secured  by (or for  which  the  holder of such
     Indebtedness  has a right,  contingent or otherwise,  to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon property owned or acquired subject thereto, whether or not the liabilities secured thereby have been assumed; and

          (d) All indebtedness incurred as the lessee of goods or services under leases  that,  in  accordance  with GAAP,  should not be  reflected  on the lessee's balance sheet.

     "Inventory" shall mean Borrower's merchandise,  raw materials, and finished and unfinished products which have not yet been sold.

     "Lien"  means any  mortgage,  deed of  trust,  pledge,  security  interest, hypothecation,  assignment, deposit arrangement, encumbrance, lien (statutory or other) or  preference,  priority or other  security  agreement  or  preferential arrangement,  charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing  lease having  substantially  the same  economic  effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial
Code or comparable law of any jurisdiction to evidence any of the foregoing).

     "Loan  Documents"  means this  Agreement and each  document  referred to in
Article II of this Agreement.

     "Material  Adverse Effect" means a material adverse effect on the financial condition, properties or operations of either of the Borrowers.

     "Mortgage" means the agreement  between the Borrowers and the Bank creating a first lien on the  Property  and a security  interest  in all of the  personal property located thereon as security for payment of the Obligations.

     "National  Prime  Rate"  shall  mean the Prime Rate  published  by The Wall
Street Journal.

     "Note" or "Notes" means any  promissory  note delivered by the Borrowers to the Bank.

     "Obligations" means the obligation of the Borrowers:

          (a) to pay the  principal of and  interest on the Notes in  accordance with the terms thereof and to satisfy all of its other  liabilities  to the
     Bank,  whether  hereunder or  otherwise,  whether now existing or hereafter incurred,  matured or unmatured,  direct or  contingent,  joint or several, including any extensions, modifications, renewals thereof and substitutions therefor and including, but not limited to, any obligations under letter of credit agreements;

          (b) to repay to the Bank all amounts advanced by the Bank hereunder or otherwise on behalf of the Borrowers,  including,  but without  limitation, advances  for  principal  or interest  payments to prior  secured  parties, mortgagees or licensers, or taxes, levies,  insurance,  rent or repairs to, or maintenance or storage of, any of the real or personal property securing the Borrowers' payment and performance of this Agreement; and

          (c) to reimburse the Bank, on demand,  for the Bank's  reasonable  and necessary  out-of-pocket  expenses and costs, including the reasonable fees
     and  expenses  of  its  counsel,   in  connection  with  the   preparation,
     administration,  amendment,  modification, or enforcement of this Agreement and the Loan Documents required hereunder,  including,  without limitation, any  proceeding  brought or  threatened  to  enforce  payment of any of the
     Obligations referred to in the foregoing subparagraphs (a) and (b).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "Permit"  or  "Permits"  means any license or permit,  and all  licenses or permits,  required under any environmental law or regulation required to operate the facilities of the Borrowers.

     "Property"  or  "Properties"  shall  mean the real  property  set  forth in
Exhibit A which is subject to the Mortgage.

     "Revolving Loan" shall have the meaning set forth in Section 2.09.

     "Revolving  Loan  Termination  Date"  means  the  earliest  to occur of the following:  (a) May 31,  2005,  (b) the date  the  Obligations  are  accelerated pursuant to this  Agreement and (c) the date the Bank has received (i) notice in writing  from  the  Borrowers  of the  Borrowers'  election  to  terminate  this
Agreement and (ii) indefeasible payment in full of the Obligations.

     "Revolving Note" shall have the meaning set forth in Section 2.10.

     "Security Agreement" means the agreement between the Borrowers,  as debtor, and the Bank, as secured party,  creating a first  security  interest in all the
Borrowers' assets, including general intangibles, securing the Obligations.

     "Subordinated  Debt" means  Indebtedness of the Borrowers to entities other than the Bank that has been subordinated, in form acceptable to the Bank, to the
Obligations.

     "Tangible  Net  Worth"  means  total  assets  less total  liabilities  (but excluding  Subordinated  Debt  existing  on the Closing  Date,  in an amount not exceeding  $2,500,000) and less the following  types of assets:  (a) receivables and other investments in or amounts due from any shareholder,  employee or other person or entity  related to or  affiliated  with the  Borrowers;  (b) goodwill, patents, copyrights,  mailing lists, trade names, trademarks,  servicing rights, organizational  and  franchise  costs,  bond  underwriting  costs and other like assets properly classified as intangible;  and (c) treasury stock.  Tangible Net
Worth shall not include any debt due to the Borrowers not acceptable to the Bank in the exercise of its reasonable discretion.

     "Term Loan" shall have the meaning set forth in Section 2.05.

     "Term Loan Termination  Date" means the earliest to occur of the following:
(a) a date which is three years subsequent to the date of the Term Note, (b) the date the Obligations are accelerated pursuant to this Agreement and (c) the date the Bank has received (i) notice in writing from the Borrowers of the Borrowers'
election to terminate  this Agreement and (ii)  indefeasible  payment in full of the Obligations.

     "Term Note" shall have the meaning set forth in Section 2.06.

     "Working  Capital"  means  current  assets,  less  investments  in or other amounts  due from any  member,  employee  or any person or entity  related to or affiliated  with the Borrowers and less  prepayments,  less current  liabilities
(less any  portion of such  current  liabilities  that  constitute  debt that is expressly  subordinated to the Bank in a writing  acceptable to the Bank, in the exercise of its reasonable  discretion).

     SECTION 1.02.  ACCOUNTING  TERMS.  All  accounting  terms not  specifically defined herein shall be construed in accordance  with GAAP consistent with those applied in the  preparation of the financial  statements  referred to in Section
4.04,  and all financial  data  submitted  pursuant to this  Agreement  shall be prepared in accordance with such principles.

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

     SECTION 2.01. BRIDGE LOAN. The Bank agrees, on the terms and conditions set forth in this Agreement,  to make a loan (the "Bridge Loan") to the Borrowers on the Closing Date in a principal amount up to but not exceeding  $3,000,000.  The
Bridge Loan shall have a term of one year from the date of the Bridge Note.  The
Borrowers  shall  have the right at any time and from time to time to prepay the
Bridge Loan in whole or in part  without  premium or penalty  but with  interest accrued on the amount prepaid to the date of payment.

     SECTION  2.02.  BRIDGE NOTE.  The  obligation of the Borrowers to repay the
Bridge  Loan  shall be  evidenced  by a note  (the  "Bridge  Note")  in the form attached  hereto as Exhibit B. The Bridge Note interest  shall be payable at the rate provided herein and pursuant to the terms of this Agreement.

     SECTION  2.03.  INTEREST ON BRIDGE NOTE.  Interest on the Bridge Note shall accrue at the  greater  of the  floating  National  Prime  Rate or 4.5% prior to acceleration or maturity,  and 6% in excess of the floating  National Prime Rate in  effect  from  time  to time  after  maturity,  whether  by  acceleration  or otherwise.

     SECTION  2.04.  REPAYMENT  OF BRIDGE NOTE.  Interest  only shall be payable monthly on the Bridge Note.  All  outstanding  principal  and accrued but unpaid interest shall be payable on the Bridge Loan Termination Date.

     SECTION 2.05.  TERM LOAN. The Bank agrees,  on the terms and conditions set forth in this  Agreement,  to make a loan (the "Term Loan") to the  Borrowers on the Closing Date in a principal amount up to but not exceeding  $2,000,000.  The
Term Loan shall have a term of three  years from the date of the Term Note.  The

Borrowers  shall  have the right at any time and from time to time to prepay the
Term Loan in whole or in part  without  premium  or  penalty  but with  interest accrued on the amount prepaid to the date of payment.

     SECTION 2.06.  TERM NOTE. The obligation of the Borrowers to repay the Term
Loan shall be evidenced by a note (the "Term Note") in the form attached  hereto as Exhibit  C. The Term Note  interest  shall be  payable  at the rate  provided herein and pursuant to the terms of this Agreement.

     SECTION 2.07. INTEREST ON TERM NOTE. Interest on the Term Note shall accrue at a variable  rate equal to the greater of the  floating  National  Prime Rate, plus 50 basis points or 4.5% prior to  acceleration or maturity and 6% in excess of the floating  National Prime Rate in effect from time to time after maturity, whether by acceleration or otherwise.

     SECTION  2.08.  REPAYMENT  OF TERM  NOTE.  The Term  Note  shall be due and payable in full on the third  anniversary  date of the Term Note.  The Term Note shall be amortized over a five-year  period.  The Borrowers agrees to pay to the
Lender on a monthly basis principal and accrued interest on the Term Note during the first three  years of the Term Note and shall pay all  amounts of  principal and accrued  interest which remain on the Term Note on the third  anniversary of the Term Note.

     SECTION 2.09.  REVOLVING LOAN. The Bank agrees, on the terms and subject to the  conditions  set forth in this  Agreement,  to lend up to  $5,500,000 to the
Borrowers on the terms and conditions of this Agreement (the "Revolving  Loan").
The Bank will credit  proceeds of the Revolving Loan to the  Borrowers'  deposit accounts with the Bank, bearing number 26712880,  as requested by the Borrowers.
Subject to the terms hereof, the Bank will lend the Borrowers, from time to time until the Revolving  Loan  Termination  Date such sums in integral  multiples of
$10,000 as the Borrowers may request by reasonable  same-day notice to the Bank, received by the Bank not later than 11:00 a.m. of such day,  but which shall not exceed in the aggregate principal amount at any one time outstanding $5,500,000, less the  aggregate  amounts  of any issued  and  outstanding  letters of credit issued by the Bank at the  request of and on the account of the  Borrowers  (the
"Loan Commitment").  The Borrowers may borrow,  repay without penalty or premium and reborrow hereunder, from the date of this Agreement until the Revolving Loan
Termination  Date,  either the full amount of the Loan  Commitment or any lesser sum which is $10,000 or an integral multiple thereof. It is the intention of the parties that the outstanding  balance of the Revolving Loan shall not exceed the
Borrowing  Base as determined in the Borrowing Base  Certificate,  and if at any
time said balance  exceeds the Borrowing Base, the Borrowers shall forthwith pay the Bank  sufficient  funds to reduce the balance of the Revolving Loan until it is in compliance with this requirement.

     SECTION 2.10.  REVOLVING  NOTE.  The Revolving Loan shall be evidenced by a
Promissory Note (the  "Revolving  Note") having stated maturity on the Revolving
Loan Termination Date, in the form attached hereto as Exhibit D.

     SECTION 2.11.  INTEREST ON REVOLVING  NOTE.  Interest on the Revolving Note
shall accrue at the greater of the floating National Prime Rate or 4.5% prior to acceleration or maturity,  and 6% in excess of the floating  National Prime Rate in  effect  from  time  to time  after  maturity,  whether  by  acceleration  or otherwise.

     SECTION 2.12.  REPAYMENT OF REVOLVING NOTE. The Revolving Note shall be due and  payable on May 31,  2005.  Interest  only  shall be payable  monthly on the
Revolving Note. All outstanding  principal and interest shall be due and payable on May 31, 2005.

     SECTION 2.13.  PAYMENTS.  All  principal,  interest and fees due under this
Agreement,  the  Notes  and the  Loan  Documents  shall  be paid in  immediately available  funds as contracted  in this  Agreement and no later than the payment due date set forth in the  periodic  statements  mailed to the  Borrowers by the
Bank.  Should a payment  come due on a day other than a Banking Day, the payment shall be made no later than the next Banking Day and interest  shall continue to accrue during the extended period.

     SECTION 2.14. FEES AND COST OF LOANS.

          (a) At the Closing,  the Borrowers  shall pay to the Bank a commitment fee of $37,500,  which fee the Borrowers  agrees and  acknowledges has been earned by the Bank.

          (b) The Borrowers  shall pay all costs  associated with the Closing of the Loans, including, but not limited to, title, survey,  environmental and appraisal reports, mortgage fees and taxes and the Bank's legal fees.

     SECTION 2.15. USE OF PROCEEDS. The proceeds of the Loans hereunder shall be used by the  Borrowers  to acquire all of the issued and  outstanding  shares of
Piezo,  to provide a working line of credit to support  accounts  receivable and inventory  of Piezo after such  acquisition  and to refinance  certain  existing mortgage and equipment  indebtedness of Piezo. The Borrowers will not,  directly or  indirectly,  use any part of such  proceeds for the purpose of purchasing or carrying  any margin  stock  within the meaning of  Regulation U of the Board of
Governors of the Federal  Reserve  System or to extend  credit to any person for the purpose of purchasing or carrying any such margin stock,  or for any purpose which  violates,  or  is  inconsistent  with,  Regulation  X of  such  Board  of
Governors.

     SECTION  2.16.  ILLEGALITY.  Notwithstanding  any other  provision  in this
Agreement,  if the Bank  determines that any applicable law, rule or regulation, or any change therein,  or any change in the  interpretation  or  administration thereof by any governmental authority, central bank or comparable agency charged with the  interpretation  or administration  thereof,  or compliance by the Bank with any  request or  directive  (whether or not having the force of law) of any such  authority,  central  bank or  comparable  agency shall make it unlawful or impossible  for the Bank to  maintain  its  commitment,  then upon notice to the
Borrowers by the Bank the  commitment of the Bank shall  terminate.  In no event shall  interest  payable  hereunder be in excess of the maximum rate of interest permitted  under  applicable  law. The Borrower  hereby  agrees to give the Bank written  notice in the event that the  Borrower  has actual  knowledge  that any interest  payment made to the Bank with respect to any Loan will cause the total interest  payments  collected in connection with this Note in any one year to be usurious  under  applicable  law,  and the Bank  hereby  agrees  not to  collect knowingly any interest from the Borrower in the form of fees or otherwise  which will render  this Note or the Loans  usurious.  In the event that such  interest would be usurious in the Bank's  opinion,  the Bank reserves the right to reduce the  interest  payable  by the  Borrower.  Additionally,  at the  option  of the
Borrowers,  any interest which may have been paid which exceeds the maximum rate permitted by law shall be applied to the  principal or returned to the Borrower.
This  provision  shall survive the closing of this Note and the repayment of the
Loans.

                                  ARTICLE III

                              CONDITIONS OF LENDING

     SECTION 3.01. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of the Bank to make all Loans to the Borrowers is subject to the  conditions  precedent that the Bank shall have received on or before the Closing each of the following,  in form and substance satisfactory to the Bank and its counsel:

          (a) NOTE. Each respective Note duly executed by each of the Borrowers;

          (b) SECURITY AGREEMENT.  A Security Agreement duly executed by each of the Borrowers  together with the  Financing  Statements  (Form UCC-1) to be duly filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Bank,  desirable to perfect the security interest created by the Security Agreement;

          (c) EVIDENCE OF ALL CORPORATE  ACTION BY  BORROWERS.  Certified (as of
     the date of this Agreement) copies of all corporate action taken by each of
     the  Borrowers,   including  resolutions  of  their  Boards  of  Directors,
     authorizing  the execution,  delivery and performance of the Loan Documents to which they are parties and each other  document to be  delivered by them pursuant to this Agreement;

          (d) INCUMBENCY AND SIGNATURE  CERTIFICATE OF BORROWERS.  A certificate
     (dated as of the date of this  Agreement) of the Secretaries of each of the
     Borrowers  certifying the names and true  signatures of the officers of the
     Borrowers  authorized to sign the Loan  Documents to which they are parties and the  other  documents  to be  delivered  by the  Borrowers  under  this
     Agreement;

          (e) OPINION OF COUNSEL FOR BORROWERS.  A favorable  opinion of counsel for each of the Borrowers, in substantially the form of Exhibit E;

          (f) GUARANTY. A Guaranty duly executed by the Guarantor;

          (g) EVIDENCE OF ALL CORPORATE  ACTION BY  GUARANTOR.  Certified (as of
     the date of this  Agreement)  copies of all  corporate  action taken by the
     Guarantor, including resolutions of its Board of Directors, authorizing the execution, delivery and performance of the Guaranty;

          (h) INCUMBENCY AND SIGNATURE  CERTIFICATE OF GUARANTOR.  A certificate
     (dated as of the date of this  Agreement) of the Secretary of the Guarantor certifying  the names and true  signatures of the officers of the Guarantor authorized to sign the Guaranty;

          (i) OPINION OF COUNSEL FOR GUARANTOR.  A favorable  opinion of counsel for the Guarantor, in substantially the form of Exhibit F;

          (j) SUBORDINATED DEBT. Proof, to the reasonable  satisfaction of Bank, that Lynch Corporation,  an Indiana corporation,  has advanced an amount of at  least  $1,800,000  which at all  times  shall  be  subordinated  to all
     Obligations to the Bank;

          (k) LOCKBOX AGREEMENT. A lockbox agreement duly executed by Piezo in a form satisfactory to the Bank; and

          (l)  MORTGAGE.  A mortgage  creating a security  interest  in the real property  of Piezo set forth in  Exhibit  A, duly  executed  by each of the
     Borrowers to be duly filed in the appropriate jurisdictions.

          (m)  PATENT   SECURITY   AGREEMENT.   A  patent   security   agreement
     substantially in the form of Exhibit I securing the  intellectual  property set forth therein.

          (n) OFFICER'S CERTIFICATE, ETC. The following statements shall be true and the Bank shall have received a certificate  signed by a duly authorized officer of each of the Borrowers dated the date of the Term Loan and Bridge
     Loan stating that:

               (i) the representations  and warranties  contained in Articles IV and V of this Agreement, in the Security Agreement and in the Guaranty
          are  correct on and as of the date of the Term Loan and Bridge Loan as though made on and as of such date; and

               (ii)  no  Default  or  Event  of  Default  has  occurred  and  is continuing or would result from the Term Loan or Bridge Loan; and

          (o) ADDITIONAL DOCUMENTATION.  The Bank shall have received such other approvals, opinions or documents as the Bank may reasonably request.

     SECTION 3.02. CONDITIONS PRECEDENT TO REVOLVING LOAN. The obligation of the
Bank to make  subsequent  advances  under the Revolving Loan shall be subject to the further conditions precedent that on the date of such Revolving Loan:

          (a) The  following  statements  shall be true and the Bank  shall have received a certificate  signed by a duly authorized  officer of each of the
     Borrowers dated the date of such Revolving Loan stating that:

               (i) the  representation  and warranties  contained in Articles IV and V of this Agreement, in the Security Agreement and in the Guaranty
          are  correct  on and as of the date of such  Revolving  Loan as though made on and as of such date; and

               (ii)  no  Default  or  Event  of  Default  has  occurred  and  is continuing, or would result from such loan.

          (b) The Bank shall have received a borrowing  base  certificate in the form of Exhibit H (the "Borrowing Base Certificate").

                                       10

          (c) The Bank shall have  received  such other  approvals,  opinions or documents as the Bank may reasonably request.

                                   ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF M-TRON INDUSTRIES, INC.

     To induce the Bank to enter into this Agreement,  M-TRON  Industries,  Inc.
("M-TRON") makes the following representations and warranties:

     SECTION 4.01.  EXISTENCE AND POWER. M-TRON is a corporation duly formed and in  good  standing  under  the  laws  of  the  State  of  Delaware.  M-TRON  has accomplished  all  necessary  actions  required  by  a  corporate  entity  under applicable law to own all  Collateral,  and shares in Piezo,  and to execute and deliver,  and to perform all of its  obligations  under,  the Loan  Documents to which it is a party.

     SECTION 4.02.  AUTHORIZATION  OF BORROWING;  NO CONFLICT AS TO LAW OR OTHER
AGREEMENTS.  The  execution,  delivery  and  performance  by  M-TRON of the Loan
Documents  and the  borrowings  from  time  to time  hereunder  have  been  duly authorized by all necessary  corporate actions of M-TRON and do not and will not
(a)  require  any  material  consent  or  approval,  or  authorization,  by  any governmental department,  commission,  board, bureau, agency or instrumentality, domestic or foreign, other than those obtained and in full force and effect, (b)
violate,  in any material respect,  any provision of any law, rule or regulation or of  any  order,  writ,  injunction  or  decree  presently  in  effect  having applicability  to  M-TRON,  or  violate  any  provision  of the  Certificate  of
Incorporation  or By-laws of M-TRON,  (c) result in a breach of or  constitute a default beyond any applicable  cure period under any indenture or loan or credit agreement or any other material  agreement,  lease or instrument to which M-TRON is a party or by which it or its  properties  may be bound or  affected,  or (d)
result in, or require,  the  creation or  imposition  of any  mortgage,  deed of trust,  pledge,  lien,  security  interest or other charge or encumbrance of any nature to or with any other  creditor  of  M-TRON,  in the  aggregate  exceeding
$100,000,  upon or with respect to any of the  properties now owned or hereafter acquired by M-TRON.

     SECTION 4.03. LEGAL  AGREEMENTS.  The Loan Documents to which it is a party constitute  the  legal,  valid and  binding  obligations  of M-TRON  enforceable against M-TRON in accordance  with their  respective  terms,  and as to the Loan
Documents  to  which  M-TRON  is not a party,  M-TRON  believes  such  documents constitute  the legal,  valid and binding  obligations  of the parties  thereto, enforceable  against such parties in  accordance  with their  respective  terms, except (a) as  limited by  applicable  bankruptcy,  insolvency,  reorganization, moratorium  and other  laws of  general  application  affecting  enforcement  of creditors'  rights  generally  and  (b)  as  limited  by  laws  relating  to the availability  of  specific  performance,  injunctive  relief or other  equitable remedies.

     SECTION  4.04.  FINANCIAL  CONDITION.  M-TRON has furnished to the Bank its financial  statements as of December 31, 2003 and for the eight months ending in
August 31, 2004 (the "Financial  Statements").  The Financial  Statements fairly present the financial condition of M-TRON on the dates thereof and were prepared

                                       11

in  accordance  with  GAAP.  There has been no  material  adverse  change in the operations, properties or condition (financial or otherwise) of M-TRON since the date of the Financial Statements, and no additional borrowings have been made by
M-TRON other than the borrowing  contemplated hereby or approved by the Bank. No certificate  or  statement  furnished  to the Bank by or on  behalf of M-TRON in connection  with  the  transactions  contemplated  hereby  contains  any  untrue statement  of a material  fact or omits to state a material  fact  necessary  in order to make the statements contained therein or herein not misleading.

     SECTION  4.05.  LITIGATION.  There  are no  actions,  suits or  proceedings pending or, to the knowledge of M-TRON,  threatened  against or affecting M-TRON or the  properties  of  M-TRON  before  any  court or  governmental  department, commission,  board,  bureau,  agency or  instrumentality,  domestic  or foreign, which, if determined adversely to M-TRON, would have a Material Adverse Effect.

     SECTION  4.06.  TAXES.  M-TRON has filed all  federal,  state and local tax returns  which to the  knowledge of M-TRON are required to be filed,  and M-TRON has paid or caused to be paid to the respective taxing  authorities all taxes as shown on said  returns or on any  assessment  received  by it to the extent such taxes have become due except those which M-TRON is  contesting in good faith and with respect to which adequate reserves have been set aside.

     SECTION 4.07.  LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of M-TRON or any  Subsidiary or the Guarantor has been subject to any fire,  explosion,  accident,  strike,  lockout or other labor dispute,  drought, storm, hail,  earthquake,  embargo,  act of God or of the public enemy, or other casualty  (whether or not covered by insurance) having a Material Adverse Effect on M-TRON or such Subsidiary or the Guarantor.

     SECTION 4.08. OTHER  AGREEMENTS.  Neither M-TRON nor any Subsidiary nor the
Guarantor is a party to any indenture, loan or credit agreement, or to any lease or other  agreement  or  instrument,  or  subject to any  charter  or  corporate restriction  which would  reasonably be anticipated  to have a Material  Adverse
Effect on M-TRON or any Subsidiary or the Guarantor, or the ability of M-TRON or the Guarantor to carry out its obligations  under the Loan Documents to which it is a party. Neither M-TRON nor any Subsidiary nor the Guarantor is in default in any  respect  in  the  performance,  observance  or  fulfillment  of  any of the obligations,  covenants or  conditions  contained in any agreement or instrument material to its business to which it is a party.

     SECTION 4.09. NO DEFAULT ON OUTSTANDING JUDGMENTS OR ORDERS. M-TRON and its
Subsidiaries and the Guarantor have satisfied all judgments,  and neither M-TRON nor any Subsidiary nor the Guarantor is in default with respect to any judgment, writ,  injunction,  decree,  rule or regulation of any court or  arbitrator,  or federal,  state, municipal or other governmental authority,  commission,  board, bureau, agency or instrumentality, domestic or foreign.

     SECTION 4.10.  OWNERSHIP AND LIENS.  M-TRON and each  Subsidiary have title to, or valid  leasehold  interests  in,  all of their  material  properties  and assets,  real and personal,  including the  properties  and assets and leasehold interest  reflected  in the  Financial  Statements  referred to in Section  4.04
(other  than any  properties  or assets  disposed of in the  ordinary  course of

                                       12

business),  and  none of the  properties  and  assets  owned  by  M-TRON  or any
Subsidiary and none of their leasehold interests are subject to any Lien, except such as may be permitted pursuant to Section 7.01 of this Agreement.

     SECTION 4.11.  SUBSIDIARIES  AND OWNERSHIP OF STOCK.  Set forth in Schedule
4.11 is a complete and accurate list of the  Subsidiaries of M-TRON (which shall include Piezo),  showing the  jurisdiction of  incorporation of each and showing
the  percentage  of  M-TRON's   ownership  of  the  outstanding  stock  of  each
Subsidiary.  All of the  outstanding  capital stock of each such  Subsidiary has been validly issued, is fully paid and nonassessable and is owned by M-TRON free and clear of all Liens.

     SECTION 4.12.  ERISA.  M-TRON and each  Subsidiary are in compliance in all material respects with all applicable  provisions of ERISA. Neither a Reportable
Event nor a Prohibited  Transaction  has occurred and is continuing with respect to any Plan;  no notice of intent to terminate a Plan has been filed nor has any
Plan been terminated;  no circumstances exist which constitute grounds entitling the PBGC to  institute  proceedings  to  terminate,  or  appoint  a  trustee  to administer,  a Plan; nor has the PBGC instituted any such  proceedings;  neither
M-TRON nor any Commonly  Controlled Entity has completely or partially withdrawn from a Multiemployer  Plan; M-TRON and each Commonly  Controlled Entity have met their  minimum  funding  requirements  under ERISA with  respect to all of their
Plans and the  present  value of all  vested  benefits  under each Plan does not exceed the fair market value of all Plan assets  allocable to such benefits,  as determined on the most recent  valuation date of the Plan and in accordance with the provisions of ERISA; and neither M-TRON nor any Commonly  Controlled  Entity has incurred any liability to the PBGC under ERISA.

     SECTION 4.13.  OPERATION OF BUSINESS.  M-TRON and its  Subsidiaries and the
Guarantor  possess  all  licenses,  permits,  franchises,  patents,  copyrights, trademarks  and trade names,  or rights  thereto,  to conduct  their  respective businesses  substantially  as now  conducted  and as  presently  proposed  to be conducted,  and  M-TRON  and  its  Subsidiaries  and  the  Guarantor  are not in
violation of any valid rights of others with respect to any of the foregoing.

     SECTION  4.14.  DEBT.  Schedule  4.14 is a complete and correct list of all credit agreements,  indentures, purchase agreements,  guaranties, Capital Leases and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit  (including  agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which  M-TRON  or any  Subsidiary  is in any  manner  directly  or  contingently obligated;  the maximum  principal  or face  amounts of the credit in  question, outstanding or to be  outstanding,  are correctly  stated,  and all Liens of any nature given or agreed to be given as security therefor are correctly  described or indicated in such Schedule.

     SECTION 4.15.  ENVIRONMENT.  M-TRON and each  Subsidiary have duly complied with, and their businesses,  operations, assets, equipment, Property, leaseholds or other facilities are in compliance with, the provisions of all federal, state and local environmental,  health and safety laws, codes and ordinances,  and all rules and  regulations  promulgated  thereunder,  the failure of compliance with which would  reasonably be anticipated to result in a Material  Adverse  Effect.
M-TRON and each  Subsidiary  have been  issued and will  maintain  all  required federal, state and local permits, licenses,  certificates and approvals relating to (a) air emissions; (b) discharges to surface water or groundwater;  (c) noise emissions; (d) solid or liquid waste disposal; (e) the use, generation, storage,

                                       13

transportation or disposal of toxic or hazardous  substances or wastes (intended hereby  and  hereafter  to  include  any and all such  materials  listed  in any federal,  state or local law,  code or ordinance  and all rules and  regulations promulgated  thereunder  as hazardous or  potentially  hazardous);  or (f) other environmental,  health or safety matters. A true,  accurate and complete list of all such permits,  licenses,  certificates  and approvals is attached  hereto as
Schedule 4.15.  Neither  M-TRON nor any  Subsidiary  has received  notice of, or knows of facts which  constitute any violations of, any federal,  state or local environmental,  health  or safety  laws,  codes or  ordinances  and any rules or regulations  promulgated thereunder with respect to its businesses,  operations,
assets,  equipment,   Property,   leaseholds  or  other  facilities.  Except  in
accordance with a valid governmental  permit,  license,  certificate or approval listed in Schedule 4.15, there has been no emission, spill, release or discharge into or upon (a) the air; (b) soils, or any improvements  located  thereon;  (c)
surface  water  or  groundwater;  or (d)  the  sewer,  septic  system  or  waste treatment,  storage or disposal  system  servicing  the premises of any toxic or hazardous  substances or wastes at or from the premises;  and accordingly except for inventory of raw  materials,  supplies,  work in progress and finished goods listed in  Schedule  4.15 that is to be used or sold in the  ordinary  course of business the premises of M-TRON and its  Subsidiaries are free of all such toxic or  hazardous  substances  or  wastes.  There  has  been  no  complaint,  order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to (a) air emissions;  (b) spills, releases or discharges to soils or  improvements  located  thereon,  surface water,  groundwater or the sewer,  septic system or waste treatment,  storage or disposal systems servicing the premises;  (c) noise emissions;  (d) solid or liquid waste disposal; (e) the use,  generation,  storage,  transportation  or disposal  of toxic or  hazardous substances  or waste;  or (f)  other  environmental,  health  or safety  matters affecting  M-TRON or its  business,  operations,  assets,  equipment,  Property, leaseholds or other  facilities.  Neither M-TRON nor its  Subsidiaries  have any indebtedness,  obligation or liability,  absolute or contingent,  matured or not matured,  with  respect to the  storage,  treatment,  cleanup or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such  indebtedness,  obligation or liability with respect to any current  regulation,  law or statute  regarding such storage,  treatment, cleanup or disposal)  which is not shown on Schedule 4.15. Set forth in Schedule
4.15  is a list  of all  real  property  owned  or  leased  by  M-TRON  and  its
Subsidiaries at any time since December 31, 1998, wherever located,  and a brief description of the business conducted at such location.

                                   ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF PIEZO TECHNOLOGY, INC.

     To induce the Bank to enter into this  Agreement,  Piezo  Technology,  Inc.
("Piezo") makes the following representations and warranties:

     SECTION 5.01.  EXISTENCE AND POWER.  Piezo is a corporation duly formed and in good standing under the laws of the State of Florida.  Piezo has accomplished all necessary actions required by a corporate entity under applicable law to own the Property and Collateral,  and to execute and deliver,  and to perform all of its obligations under, the Loan Documents to which it is a party.

                                       14

     SECTION 5.02.  AUTHORIZATION  OF BORROWING;  NO CONFLICT AS TO LAW OR OTHER
AGREEMENTS.  The  execution,  delivery  and  performance  by  Piezo  of the Loan
Documents  and the  borrowings  from  time  to time  hereunder  have  been  duly authorized by all necessary  corporate  actions of Piezo and do not and will not
(a)  require  any  material  consent  or  approval,  or  authorization,  by  any governmental department,  commission,  board, bureau, agency or instrumentality, domestic or foreign, other than those obtained and in full force and effect, (b)
violate,  in any material respect,  any provision of any law, rule or regulation or of  any  order,  writ,  injunction  or  decree  presently  in  effect  having
applicability   to  Piezo,   or  violate  any   provision  of  the  Articles  of
Incorporation  or By-laws of Piezo,  (c) result in a breach of or  constitute  a default beyond any applicable  cure period under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Piezo is a party or by which it or its properties may be bound or affected, or (d) result in, or require,  the  creation or  imposition  of any  mortgage,  deed of trust, pledge,  lien, security interest or other charge or encumbrance of any nature to or with any other creditor of Piezo, in the aggregate exceeding  $100,000,  upon or with  respect to any of the  properties  now owned or  hereafter  acquired by
Piezo.

     SECTION 5.03. LEGAL  AGREEMENTS.  The Loan Documents to which it is a party constitute the legal, valid and binding obligations of Piezo enforceable against
Piezo in accordance with their respective terms, and as to the Loan Documents to which Piezo is not a party, Piezo believes such documents  constitute the legal, valid and binding  obligations of the parties thereto,  enforceable against such parties in  accordance  with their  respective  terms,  except (a) as limited by applicable bankruptcy, insolvency, reorganization,  moratorium and other laws of general application affecting enforcement of creditors' rights generally and (b)
as  limited  by laws  relating  to the  availability  of  specific  performance, injunctive relief or other equitable remedies.

     SECTION  5.04.  FINANCIAL  CONDITION.  Piezo has  furnished to the Bank its financial  statements  as of September 30, 2003 and for the eleven months ending on August 28, 2004 (the "Financial Statements"). The Financial Statements fairly present the financial  condition of Piezo on the dates thereof and were prepared in accordance with GAAP. Except as set forth in Schedule 5.04, there has been no material adverse change in the operations, properties or condition (financial or otherwise)  of  Piezo  since  the  date  of  the  Financial  Statements,  and no additional  borrowings  have  been  made  by  Piezo  other  than  the  borrowing contemplated  hereby  or  approved  by the Bank.  No  certificate  or  statement furnished  to  the  Bank  by or on  behalf  of  Piezo  in  connection  with  the transactions  contemplated  hereby  contains any untrue  statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

     SECTION  5.05.  LITIGATION.  There  are no  actions,  suits or  proceedings pending or, to the knowledge of Piezo,  threatened against or affecting Piezo or the properties of Piezo before any court or governmental department, commission, board,  bureau,  agency or  instrumentality,  domestic  or  foreign,  which,  if determined adversely to Piezo, would have a Material Adverse Effect.

     SECTION  5.06.  TAXES.  Piezo has filed  all  federal,  state and local tax returns which to the knowledge of Piezo are required to be filed,  and Piezo has paid or  caused to be paid to the  respective  taxing  authorities  all taxes as

                                       15

shown on said  returns or on any  assessment  received  by it to the extent such taxes have become due except those which Piezo is  contesting  in good faith and with respect to which adequate reserves have been set aside.

     SECTION 5.07.  LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of Piezo or any Subsidiary have been subject to any fire,  explosion, accident,  strike,  lockout  or  other  labor  dispute,  drought,  storm,  hail, earthquake,  embargo,  act of God or of the  public  enemy,  or  other  casualty
(whether or not covered by insurance), having a Material Adverse Effect on Piezo or such Subsidiary.

     SECTION 5.08. OTHER AGREEMENTS. Neither Piezo nor any Subsidiary is a party to any indenture,  loan or credit agreement,  or to any lease or other agreement or  instrument,  or subject to any charter or corporate  restriction  that would reasonably  be  anticipated  to have a Material  Adverse  Effect on Piezo or any
Subsidiary,  or the ability of Piezo to carry out its obligations under the Loan
Documents to which it is a party. Neither Piezo nor any Subsidiary is in default in any  respect in the  performance,  observance  or  fulfillment  of any of the obligations,  covenants or  conditions  contained in any agreement or instrument material to its business to which it is a party.

     SECTION 5.09. NO DEFAULT ON OUTSTANDING  JUDGMENTS OR ORDERS. Piezo and its
Subsidiaries have satisfied all judgments,  and neither Piezo nor any Subsidiary is in default with respect to any judgment,  writ,  injunction,  decree, rule or regulation of any court or  arbitrator,  or federal,  state,  municipal or other governmental  authority,  commission,  board, bureau, agency or instrumentality, domestic or foreign.

     SECTION 5.10. OWNERSHIP AND LIENS. Piezo and each Subsidiary have title to, or valid  leasehold  interests in, all of their material  properties and assets, real and personal,  including the properties  and assets and leasehold  interest reflected in the  Financial  Statements  referred to in Section 5.04 (other than any properties or assets  disposed of in the ordinary  course of business),  and none of the  properties  and assets owned by Piezo or any Subsidiary and none of their  leasehold  interests  are  subject  to any  Lien,  except  such as may be permitted pursuant to Section 7.11 of this Agreement.

     SECTION 5.11.  SUBSIDIARIES  AND OWNERSHIP OF STOCK.  Set forth in Schedule
5.11 is a complete and accurate list of the  Subsidiaries  of Piezo (which shall include Piezo),  showing the  jurisdiction of  incorporation of each and showing the percentage of Piezo's ownership of the outstanding stock of each Subsidiary.
All of the  outstanding  capital stock of each such  Subsidiary has been validly issued,  is fully paid and nonassessable and is owned by Piezo free and clear of all Liens.

     SECTION 5.12.  ERISA.  Except as set forth in Schedule 5.12, Piezo and each
Subsidiary  are in  compliance  in all  material  respects  with all  applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has
occurred  and is  continuing  with  respect to any Plan;  no notice of intent to terminate  a  Plan  has  been  filed  nor  has  any  Plan  been  terminated;  no circumstances  exist which  constitute  grounds  entitling the PBGC to institute proceedings to terminate,  or appoint a trustee to  administer,  a Plan; nor has the PBGC  instituted  any  such  proceedings;  neither  Piezo  nor any  Commonly

                                       16

Controlled  Entity has completely or partially  withdrawn  from a  Multiemployer
Plan; Piezo and each Commonly  Controlled  Entity have met their minimum funding requirements  under  ERISA with  respect to all of their  Plans and the  present value of all vested  benefits  under  each Plan does not exceed the fair  market value of all Plan assets  allocable to such benefits,  as determined on the most recent  valuation  date of the Plan and in  accordance  with the  provisions  of
ERISA;  and neither  Piezo nor any Commonly  Controlled  Entity has incurred any liability to the PBGC under ERISA.

     SECTION 5.13. OPERATION OF BUSINESS. Piezo and its Subsidiaries possess all licenses, permits, franchises, patents, copyrights,  trademarks and trade names, or rights thereto, to conduct their respective  businesses  substantially as now conducted  and  as  presently  proposed  to be  conducted,  and  Piezo  and  its
Subsidiaries  are not in violation of any valid rights of others with respect to any of the foregoing.

     SECTION  5.14.  DEBT.  Schedule  5.14 is a complete and correct list of all credit agreements,  indentures, purchase agreements,  guaranties, Capital Leases and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit  (including  agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which  Piezo  or  any  Subsidiary  is in any  manner  directly  or  contingently obligated;  the maximum  principal  or face  amounts of the credit in  question, outstanding or to be  outstanding,  are correctly  stated,  and all Liens of any nature given or agreed to be given as security therefor are correctly  described or indicated in such Schedule.

     SECTION 5.15.  ENVIRONMENT.  Piezo and each  Subsidiary  have duly complied with, and their businesses,  operations, assets, equipment, Property, leaseholds or other facilities are in compliance with, the provisions of all federal, state and local environmental,  health and safety laws, codes and ordinances,  and all rules and  regulations  promulgated  thereunder,  the failure of compliance with which would  reasonably be anticipated to result in a Material  Adverse  Effect.
Piezo and each  Subsidiary  have been  issued  and will  maintain  all  required federal, state and local permits, licenses,  certificates and approvals relating to (a) air emissions; (b) discharges to surface water or groundwater;  (c) noise emissions; (d) solid or liquid waste disposal; (e) the use, generation, storage, transportation or disposal of toxic or hazardous  substances or wastes (intended hereby  and  hereafter  to  include  any and all such  materials  listed  in any federal,  state or local law,  code or ordinance  and all rules and  regulations promulgated  thereunder  as hazardous or  potentially  hazardous);  or (f) other environmental,  health or safety matters. A true,  accurate and complete list of all such permits,  licenses,  certificates  and approvals is attached  hereto as
Schedule 5.15. Neither Piezo nor any Subsidiary has received notice of, or knows of facts  which  constitute  any  violations  of,  any  federal,  state or local environmental,  health  or safety  laws,  codes or  ordinances  and any rules or regulations  promulgated thereunder with respect to its businesses,  operations,
assets,  equipment,   Property,   leaseholds  or  other  facilities.  Except  in
accordance with a valid governmental  permit,  license,  certificate or approval listed in Schedule 5.15, there has been no emission, spill, release or discharge into or upon (a) the air; (b) soils, or any improvements  located  thereon;  (c)
surface  water  or  groundwater;  or (d)  the  sewer,  septic  system  or  waste treatment,  storage or disposal  system  servicing  the premises of any toxic or hazardous  substances or wastes at or from the premises;  and accordingly except for inventory of raw  materials,  supplies,  work in progress and finished goods listed in  Schedule  5.15 that is to be used or sold in the  ordinary  course of business the premises of Piezo and its  Subsidiaries  are free of all such toxic or  hazardous  substances  or  wastes.  There  has  been  no  complaint,  order,

                                       17

directive, claim, citation or notice by any governmental authority or any person or entity with respect to (a) air emissions;  (b) spills, releases or discharges to soils or  improvements  located  thereon,  surface water,  groundwater or the sewer,  septic system or waste treatment,  storage or disposal systems servicing the premises;  (c) noise emissions;  (d) solid or liquid waste disposal; (e) the use,  generation,  storage,  transportation  or disposal  of toxic or  hazardous substances  or waste;  or (f)  other  environmental,  health  or safety  matters affecting  Piezo  or its  business,  operations,  assets,  equipment,  Property, leaseholds  or other  facilities.  Neither Piezo nor its  Subsidiaries  have any indebtedness,  obligation or liability,  absolute or contingent,  matured or not matured,  with  respect to the  storage,  treatment,  cleanup or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such  indebtedness,  obligation or liability with respect to any current  regulation,  law or statute  regarding such storage,  treatment, cleanup or disposal)  which is not shown on Schedule 5.15. Set forth in Schedule
5.15  is a list  of  all  real  property  owned  or  leased  by  Piezo  and  its
Subsidiaries at any time since December 31, 1998, wherever located,  and a brief description of the business conducted at such location.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     So long as any  Note  shall  remain  unpaid  or the  Bank  shall  have  any
Commitment under this Agreement, the Borrowers will:

     SECTION 6.01.  MAINTENANCE OF EXISTENCE.  Preserve and maintain,  and cause each  Subsidiary  to preserve and  maintain,  its  corporate  existence and good standing  in the  jurisdiction  of its  incorporation,  and  qualify  and remain qualified,  and cause each  Subsidiary  to qualify  and remain  qualified,  as a foreign  corporation  in  each  jurisdiction  in  which  such  qualification  is required.

     SECTION 6.02.  MAINTENANCE OF RECORDS.  Keep, and cause each  Subsidiary to keep,  adequate records and books of account,  in which complete entries will be made in accordance  with GAAP  consistently  applied,  reflecting  all financial transactions of the Borrowers and its Subsidiaries.

     SECTION 6.03. MAINTENANCE AND PROPERTIES.  Maintain, keep and preserve, and cause each  Subsidiary  to maintain,  keep and preserve,  all of its  properties
(tangible  and  intangible)  necessary  or useful in the  proper  conduct of its business in good working order and condition, ordinary wear and tear excepted.

     SECTION 6.04. CONDUCT OF BUSINESS.  Continue,  and cause each Subsidiary to continue, to operate its business in the ordinary course.

     SECTION 6.05. MAINTENANCE OF INSURANCE. Maintain, and cause each Subsidiary to maintain,  insurance with financially sound and reputable insurance companies or  associations  in such amounts and covering such risks as are usually carried by companies  engaged in the same or a similar business and similarly  situated, which insurance may provide for reasonable deductibility from coverage thereof.

                                       18

     SECTION 6.06.  COMPLIANCE WITH LAWS.  Comply,  and cause each Subsidiary to comply, in all respects with all applicable laws, rules, regulations and orders, the failure of compliance  with which would  reasonably be anticipated to result in a Material Adverse Effect.

     SECTION 6.07. RIGHT OF INSPECTION.  At any reasonable time and from time to time,  upon  reasonable  advance  notice,  permit  the  Bank  or  any  agent  or representative  thereof to examine  and make  copies of and  abstracts  from the records and books of account of, and visit the  properties of, the Borrowers and any  Subsidiary,  and to discuss  the  affairs,  finances  and  accounts  of the
Borrowers and any Subsidiary with any of their respective officers and directors and the Borrowers' independent accountants.

     SECTION 6.08. REPORTING REQUIREMENTS. Furnish to the Bank:

          (a) MONTHLY  FINANCIAL  STATEMENTS.  As soon as  available  and in any event  within  25  days  after  the  end of each  month,  consolidated  and consolidating  balance sheets of the Borrowers and their Subsidiaries as of the end of such  quarter,  consolidated  and  consolidating  statements  of income,  retained  earnings,  aging  of  all  accounts  receivables  and  a
     Borrowing  Base  Certificate  (in a  form  approved  by  the  Bank)  of the
     Borrowers and their  Subsidiaries  for the period  commencing at the end of the previous month and ending with the end of such month,  and consolidated and  consolidating  statements  of cash flows for the portion of the fiscal year ended with the last day of such month,  all in  reasonable  detail and stating in comparative  form the respective  figures for the  corresponding date and period in the previous  fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrowers (subject to year-end adjustments);

          (b) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within  120  days  after  the end of  each  fiscal  year of the  Borrowers, consolidated  and  consolidating  balance sheets of the Borrowers and their
     Subsidiaries  as of the end of  such  fiscal  year,  and  consolidated  and consolidating  statements of income and retained  earnings of the Borrowers
     and  their   Subsidiaries  for  such  fiscal  year,  and  consolidated  and consolidating  statements  of changes in cash  flows of the  Borrowers  and their  Subsidiaries  for such fiscal  year,  all in  reasonable  detail and stating in comparative  form the respective  figures for the  corresponding date and period in the prior  fiscal year and all  prepared  in  accordance with  GAAP  consistently  applied  and  as to the  consolidated  statements accompanied  by an opinion  thereon  acceptable to the Bank by  independent accountants of recognized standing selected by the Borrowers and acceptable to the Bank;

          (c) MANAGEMENT LETTERS.  Promptly upon receipt thereof,  copies of any reports  submitted  to the  Borrowers  or  any  Subsidiary  by  independent
     certified  public   accountants  in  connection  with  examination  of  the
     financial  statements  of the  Borrowers  or any  Subsidiary  made  by such accountants;

          (d)  CERTIFICATE  OF NO DEFAULT.  Within 25 days after the end of each month of each  fiscal year of the  Borrowers,  a  certificate  of the chief financial  officer of the Borrowers (i) certifying  that to the best of his

                                       19

     knowledge no Default or Event of Default has occurred and is continuing or, if a  Default  or  Event or  Default  has  occurred  and is  continuing,  a statement  as to the nature  thereof and the action which is proposed to be taken  with  respect  thereto;  and (ii)  with  computations  demonstrating compliance with the covenants contained in Article VII;

          (e)  ACCOUNTANTS'  REPORT.  Simultaneously  with the  delivery  of the annual financial  statements  referred to in Section 6.08(b), a certificate of the  independent  public  accountants who audited such statements to the effect  that,  in making the  examination  necessary  for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes  a Default or Event of Default  or, if such  accountants  shall have obtained knowledge of any such condition or event,  specifying in such certificate  each such  condition or event of which they have knowledge and the nature or status thereof;

          (f) NOTICE OF  LITIGATION.  Promptly after the  commencement  thereof,
     notice  of  all  actions,   suits  and  proceedings  before  any  court  or
     governmental   department,    commission,    board,   bureau,   agency   or
     instrumentality,  domestic  or  foreign,  affecting  the  Borrowers  or any
     Subsidiary  which,  if  determined  adversely  to  the  Borrowers  or  such
     Subsidiary,  would  reasonably be  anticipated  to have a Material  Adverse
     Effect;

          (g) NOTICE OF DEFAULTS AND EVENTS OF DEFAULT.  As soon as  practicable and in any event within five days after the  occurrence  of each Default or
     Event of  Default,  a written  notice  setting  forth the  details  of such
     Default or Event of Default and the action which is proposed to be taken by the Borrowers with respect thereto;

          (h) ERISA REPORTS. As soon as practicable,  and in any event within 30 days after the Borrowers know or have reason to know that any circumstances exist that constitute  grounds entitling the PBGC to institute  proceedings to terminate a Plan  subject to ERISA with respect to the  Borrowers or any
     Commonly  Controlled  Entity,  and  promptly  but in any event  within  two
     Business Days of receipt by the Borrowers or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer  the same,  and promptly  but in any event within five  Business
     Days of the  receipt of notice  concerning  the  imposition  of  withdrawal liability with respect to the Borrowers or any Commonly  Controlled Entity, the Borrowers will deliver to the Bank a certificate of the chief financial officer of the Borrowers  setting forth all relevant details and the action which the Borrowers proposes to take with respect thereto;

          (i) REPORTS TO OTHER CREDITORS. Promptly after the furnishing thereof, copies of any  statement or report  furnished to any party  pursuant to the terms of any indenture, loan, credit or similar agreement and not otherwise required to be furnished  to the Bank  pursuant to any other clause of this
     Section 6.08;

          (j)  PROXY  STATEMENTS,  ETC.  Promptly  after the  sending  or filing thereof,  copies of all proxy statements,  financial statements and reports which the  Borrowers or any  Subsidiary  sends to their  stockholders,  and copies of all regular,  periodic and special reports,  and all registration

                                       20

     statements  which the Borrowers or any Subsidiary files with the Securities and  Exchange  Commission  or  any  governmental  authority  which  may  be substituted therefor, or with any national securities exchange; and

          (k)  GENERAL  INFORMATION.   Such  other  information  respecting  the
     condition or  operations,  financial or otherwise,  of the Borrowers or any
     Subsidiary as the Bank may from time to time reasonably request.

     SECTION 6.09.  ENVIRONMENT.  Be and remain, and cause each Subsidiary to be and remain,  in compliance  with the provisions of all federal,  state and local environmental,  health and safety laws, codes and ordinances,  and all rules and regulations  issued  thereunder,  the  failure of  compliance  with which  would reasonably be anticipated  to result in a Material  Adverse  Effect;  notify the
Bank  immediately  of any  notice  of a  hazardous  discharge  or  environmental complaint received from any governmental  agency or any other party;  notify the
Bank  immediately  of any  hazardous  discharge  from or affecting its premises;
immediately contain and remove the same, in compliance with all applicable laws;
promptly pay any fine or penalty  assessed in connection  therewith;  permit the
Bank to inspect the premises, to conduct tests thereon and to inspect all books, correspondence and records pertaining thereto; and at the Bank's request, and at the Borrowers' expense,  provide a report of a qualified environmental engineer, satisfactory in scope,  form and content to the Bank, and such other and further assurances  reasonably  satisfactory  to the Bank  that the  condition  has been corrected.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

     So long as any  Note  shall  remain  unpaid  or the  Bank  shall  have  any
Commitment  under this  Agreement,  the Borrowers will not,  without the written consent of the Bank, in the Bank's sole discretion:

     SECTION 7.01. LIENS.  Create,  incur,  assume or suffer to exist, or permit any Subsidiary to create,  incur,  assume or suffer to exist,  any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, except:

          (a) Liens in favor of the Bank;

          (b) Liens for taxes or  assessments  or other  government  charges  or levies if not yet due and payable or, if due and payable, if they are being
     contested  in  good  faith  by  appropriate   proceedings   and  for  which
     appropriate reserves are maintained;

          (c)  Liens  imposed  by  law,  such  as   mechanics',   materialmen's,
     landlords',  warehousemen's  and carriers'  Liens, and other similar Liens, securing  obligations incurred in the ordinary course of business which are not past due for more  than 60 days or which are  being  contested  in good faith by appropriate  proceedings and for which  appropriate  reserves have been established;

          (d) Liens under workers' compensation,  unemployment insurance, Social
     Security or similar legislation;

                                       21

          (e) Liens,  deposits  or pledges  to secure the  performance  of bids, tenders,  contracts (other than contracts for the payment of money), leases
     (permitted  under  the  terms  of  this  Agreement),  public  or  statutory obligations,  surety, stay, appeal, indemnity, performance or other similar bonds,  or other  similar  obligations  arising in the  ordinary  course of business;

          (f) Judgment and other similar Liens arising in connection  with court proceedings,  provided the execution or other  enforcement of such Liens is effectively  stayed  and the  claims  secured  thereby  are being  actively contested in good faith and by appropriate proceedings;

          (g)   Easements,   rights-of-way,   restrictions   and  other  similar
     encumbrances which, in the aggregate,  do not materially interfere with the occupation,  use and  enjoyment by the  Borrowers or any  Subsidiary of the
     Property or assets encumbered  thereby in the normal course of its business or materially impair the value of the Property subject thereto;

          (h) Liens  securing  obligations  of a Subsidiary  to the Borrowers or another Subsidiary;

          (i)  Purchase-money  Liens on any property  hereafter  acquired or the assumption of any Lien on Property existing at the time of such acquisition
     (and not created in contemplation of such acquisition),  or a Lien incurred in connection with any conditional sale or other title retention  agreement or a Capital Lease, provided that:

               (i) any property  subject to any of the  foregoing is acquired by the  Borrowers  or  any  Subsidiary  in  the  ordinary  course  of its respective business and the Lien on any such property attaches to such asset concurrently or within 90 days after the acquisition thereof;

               (ii) the  obligation  secured by any Lien so created,  assumed or existing  shall not  exceed  90% of the lesser of the cost or the fair market value as of the time of  acquisition  of the  property  covered thereby to the Borrowers or Subsidiary acquiring the same;

               (iii)  each  such  Lien  shall  attach  only to the  property  so acquired and fixed improvements thereon;

               (iv) the Debt secured by all such Liens shall not exceed $100,000 at any time outstanding in the aggregate; and

               (v) the Debt secured by such Lien is permitted by the  provisions of Section 7.02, and the related  expenditure  is permitted  under the terms of this Agreement; and

          (j) As to  Borrower  M-Tron,  Liens  existing  on the date  hereof and identified in Schedule 7.01.

                                       22

     SECTION 7.02. DEBT. Create, incur, assume or suffer to exist, or permit any
Subsidiary to create, incur, assume or suffer to exist, any Debt, except:

          (a) Debt of the Borrowers under this Agreement or the Note;

          (b) Debt described in Schedule 7.02(b),  but no voluntary  prepayment, renewals, extensions or refinancing thereof;

          (c) Debt of the Borrowers  subordinated  on terms  satisfactory to the
     Bank to the Borrowers' obligations under this Agreement and the Note;

          (d) Debt of the Borrowers to any  Subsidiary  or of any  Subsidiary to
     the Borrowers or another Subsidiary;

          (e) Accounts  payable to trade  creditors for goods or services  which are not aged more than 90 days from the billing date and current  operating liabilities (other than for borrowed money) which are not more than 90 days past due, in each case  incurred in the  ordinary  course of  business,  as presently  conducted,  and paid within the specified time, unless contested in good faith and by appropriate proceedings;

          (f) Debt in respect of letters of credit issued for the account of the
     Borrowers or any Subsidiary in an aggregate  outstanding face amount at any time of up to $100,000;

          (g) Debt incurred in connection  with  acceptances of the Borrowers or any Subsidiary in an aggregate amount  outstanding at any one time of up to
     $50,000; and

          (h) Debt of the Borrowers or any Subsidiary  secured by purchase-money
     Liens permitted by Section 7.02.

          (i) Debt  existing  on the date  hereof  and  identified  in  Schedule
     7.02(i).

     SECTION  7.03.  MERGERS,  ETC.  Wind  up,  liquidate  or  dissolve  itself, reorganize,  merge  or  consolidate  with or  into,  or  convey,  sell,  assign, transfer,  lease or  otherwise  dispose of (whether in one  transaction  or in a series of  transactions)  all or  substantially  all of its assets  (whether now owned or hereafter  acquired) to any person, or acquire all or substantially all of the assets or the business of any person,  or permit any Subsidiary to do so, except  that  (a) any  Subsidiary  may  merge  into or  transfer  assets  to the
Borrowers and (b) any Subsidiary may merge into or consolidate  with or transfer assets to any other  Subsidiary.  Notwithstanding  the foregoing,  the Borrowers shall be permitted,  at any time,  to sell the Property  which is the subject of the  mortgage  referred to in Section  3.01(l) so long as (a) the sales price of such  Property  is  equal  to or  greater  than the  amount  of the  outstanding principal  and  interest of the Bridge Loan at the time of such sale and (b) the proceeds of the sale are immediately applied to the Bridge Loan.

     SECTION 7.04. LEASES.  Create,  incur, assume or suffer to exist, or permit any Subsidiary to create,  incur,  assume or suffer to exist,  any obligation as lessee  for the  rental or hire of any real or  personal  property,  except  (a)
Capital Leases permitted by Section 7.01(i);  (b) leases existing on the date of this  Agreement and any extensions or renewals  thereof;  (c) leases (other than

                                       23

Capital  Leases) which do not in the  aggregate  require the Borrowers and their
Subsidiaries  on  a  consolidated  basis  to  make  payments  (including  taxes,
insurance,   maintenance  and  similar  expenses  which  the  Borrowers  or  any
Subsidiary  is  required to pay under the terms of any lease) in any fiscal year of the Borrowers in excess of $50,000;  and (d) leases between the Borrowers and any Subsidiary or between any Subsidiaries.

     SECTION 7.05. SALE AND LEASEBACK.  Sell,  transfer or otherwise dispose of, or permit any Subsidiary to sell,  transfer or otherwise dispose of, any real or personal property to any person and thereafter directly or indirectly lease back the same or similar property. Notwithstanding the foregoing, the Borrowers shall be  permitted,  at any time, to sell the Property so long as (a) the sales price of such  Property  is equal to or  greater  than the  amount of the  outstanding principal  and  interest of the Bridge Loan at the time of such sale and (b) the proceeds of the sale are immediately applied to the Bridge Loan .

     SECTION  7.06.  DIVIDENDS.  As to  Borrower  M-TRON,  declare  or  pay  any dividends in excess of fifty percent (50%) of M-TRON's prior year earnings,  but only so long as M-TRON is in compliance  with all other terms of this Agreement;
or purchase,  redeem,  retire or otherwise  acquire for value any of its capital stock now or hereafter  outstanding;  or make any  distribution of assets to its stockholders as such whether in cash, assets or obligations of the Borrowers; or
allocate  or  otherwise  set apart any sum for the  payment of any  dividend  or distribution on, or for the purchase, redemption or retirement of any shares of, its capital  stock;  or make any other  distribution  by reduction of capital or otherwise  in respect of any shares of its capital  stock;  or permit any of its
Subsidiaries  to  purchase  or  otherwise  acquire  for  value  any stock of the
Borrowers or another  Subsidiary,  except that the Borrowers (a) may declare and deliver dividends and make  distributions  payable solely in common stock of the
Borrowers; and (b) may purchase or otherwise acquire shares of its capital stock by exchange for or out of the proceeds received from a substantially  concurrent issue of new shares of its capital stock.

     SECTION 7.07. SALE OF ASSETS.  Sell, lease,  assign,  transfer or otherwise dispose  of, or permit  any  Subsidiary  to sell,  lease,  assign,  transfer  or otherwise dispose of, any of its owned or hereafter  acquired assets (including,
without   limitation,   shares  of  stock  and   indebtedness  of  Subsidiaries,
receivables and leasehold  interests),  except (a) inventory  disposed of in the ordinary  course of  business;  (b) the sale or other  disposition  of assets no longer  used  or  useful  in the  conduct  of its  business;  and (c)  that  any
Subsidiary  may sell,  lease,  assign or  otherwise  transfer  its assets to the
Borrowers.

     SECTION 7.08. INVESTMENTS. Make, or permit any Subsidiary to make, any loan or advance to any  person,  or  purchase  or  otherwise  acquire,  or permit any
Subsidiary  to  purchase  or  otherwise  acquire,  any  capital  stock,  assets, obligations  or other  securities  of,  make any  capital  contribution  to,  or otherwise invest in or acquire any interest in, any person,  or participate as a partner or joint venture with any other person, except (a) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of  acquisition;  (b)  commercial  paper of a domestic  issuer rated at least  "A-1" by  Standard & Poor's  Corporation  or "P-1" by  Moody's  Investors
Service,  Inc.; (c)  certificates of deposit with maturities of one year or less from the date of acquisition  issued by any  commercial  bank having capital and surplus in excess of $50,000,000;  (d) stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the
Borrowers  or any  Subsidiary;  and (e)  loans  and  advances  to  employees  of

                                       24

Borrowers  in respect of  business-related  expenses  incurred  in the  ordinary course  of  business  and for such  employees  to  purchase  computer  and other equipment in an aggregate amount not exceeding $50,000.

     SECTION 7.09. GUARANTIES, ETC. Assume, guaranty, endorse or otherwise be or become directly or contingently  responsible or liable, or permit any Subsidiary to assume, guaranty,  endorse or otherwise be or become directly or contingently responsible or liable  (including,  but not limited to, an agreement to purchase any obligation,  stock, assets,  goods or services,  or to supply or advance any funds,  assets,  goods or  services,  or an  agreement to maintain or cause such person to  maintain a minimum  working  capital  or  Tangible  Net Worth,  or to otherwise  assure the creditors of any person against loss),  for obligations of any person,  except  guaranties by  endorsement  of negotiable  instruments  for deposit  or  collection  or  similar  transactions  in the  ordinary  course  of business.

     SECTION 7.10.  TRANSACTIONS  WITH  AFFILIATES.  Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate,  or permit any Subsidiary to enter into any  transaction,  including,  without  limitation,  the purchase,  sale or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary  course of and pursuant to the  reasonable  requirements  of the
Borrowers' or such  Subsidiary's  business and upon fair and reasonable terms no less  favorable  to the  Borrowers  or such  Subsidiary  than would  obtain in a comparable arm's-length transaction with a person not an Affiliate.

     SECTION 7.11. INTEREST PAYMENTS ON LYNCH CORPORATION  SUBORDINATED DEBT. As
to Borrower M-TRON,  pay any interest on any Subordinated Debt owed by M-TRON to
Lynch Corporation, an Indiana corporation,  unless (a) the Borrowers are in full compliance  with the terms of this  Agreement  and (b) such amount to be paid as interest  on such  Subordinated  Debt does not,  in any year,  exceed  the total amount of 5% of the then outstanding principal of such obligation.

     SECTION 7.12. PAYMENT OF OTHER INDEBTEDNESS IN THE EVENT OF DEFAULT. In the
event that Borrowers are in Default under the terms of this  Agreement,  pay any
Indebtedness  to any party other than the Bank,  until such time as such default has been cured.

                                  ARTICLE VIII

                               FINANCIAL COVENANTS

     So long as any  Note  shall  remain  unpaid  or the  Bank  shall  have  any
Commitment under this Agreement, Borrower M-TRON agrees to fully comply with the following:

     SECTION 8.01. MINIMUM WORKING CAPITAL. The Borrower M-TRON will maintain at all times an excess of current assets over current  liabilities of not less than
$950,000.

     SECTION 8.02. MINIMUM TANGIBLE NET WORTH. The Borrower M-TRON will maintain at all times a tangible net worth of not less than $4,200,000.

     SECTION 8.03. CAPITAL  EXPENDITURES.  The Borrower M-TRON will not make any expenditures  for fixed or capital assets if, after giving effect  thereto,  the

                                       25

aggregate of all such  expenditures  made by the Borrowers would exceed $850,000 during any fiscal year of the Borrowers.

     SECTION 8.04. CURRENT RATIO. For the period beginning with the date of this
Agreement through March 31, 2005, the Borrower M-TRON will maintain at all times a ratio of current assets to current liabilities of not less than 1 to 1. At all times after March 31, 2005, the Borrower will maintain a ratio of current assets to current liabilities of not less than 1.1 to 1.

     SECTION  8.05.  LEVERAGE  RATIO.  The Borrower  M-TRON will maintain at all times a ratio of total liabilities (excluding Subordinated Debt in an amount not exceeding $2,500,000) to tangible net worth of not greater than 4 to 1.

     SECTION 8.06. FIXED CHARGE COVERAGE RATIO.  Beginning on December 31, 2004,
the Borrower  M-TRON will  maintain a Fixed Charge  Coverage  Ratio of 1.2 to 1, tested at the end of each calendar quarter. The parties acknowledge and agree at such time that the Bridge Loan  becomes due and payable that the maturity of the principal  balance of the Bridge Loan shall not in and of itself cause a default under this section.

                                   ARTICLE IX

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

     SECTION 9.01. EVENTS OF DEFAULT. Each of the following shall be an Event of
Default  and give  the  Bank the  right to  exercise  its  remedies  under  this
Agreement:

          (a) the Borrowers shall fail to pay when due, or within a 5 day period thereafter,  any  Obligations  or any other  installment  of  principal  or interest or fee payable to the Bank;

          (b) the  Borrowers  shall  fail to  timely,  or within a 15 day period thereafter, provide reports to the Bank as provided in Article VI;

          (c)  the  Borrowers  shall  fail  to  observe  or  perform  any  other obligation  to be observed or performed by it hereunder or under any of the
     Loan Documents. Upon Borrower's knowledge of any such failure, the Borrower shall  immediately  notify the Bank of the same and the Borrower shall cure such failure within 15 days  thereafter.  Without  creating or imposing any obligation or duty on the Bank to inquire,  investigate or monitor,  in the event that the Bank becomes aware of any such failure to observe or perform any  obligation to be observed or performed by the  Borrowers  hereunder or under any Loan  Document,  the Bank  shall  notify  the  Borrowers  of such failure and the Borrower shall cure such failure within 15 days thereafter.
     The  failure of the  Borrower  to so cure such  failure  within such 15 day period shall  constitute  an Event of Default  under this  Subsection.  The
     Parties  agree  that the delay of the Bank to so notify  the  Borrowers  as provided in this Subsection  shall not constitute a waiver of any provision of this Agreement but shall only require that the Bank notify the Borrowers and the  Borrowers  be granted  such right to cure such  failure  with such period prior to the exercise of the Banks rights pursuant to this Section;

                                       26

          (d) the Borrowers  shall fail to pay any  Indebtedness in an aggregate principal  amount in  excess of  $100,000  due any third  persons  and such failure shall continue beyond any applicable grace period, or the Borrowers shall default under any material  agreement  binding the Borrowers and such default shall continue beyond any applicable grace period;

          (e) any financial statement,  representation,  warranty or certificate made or  furnished  by or with  respect  to the  Borrowers  to the  Bank in connection  with this  Agreement,  or as an inducement to the Bank to enter into  this  Agreement,  or in any  separate  statement  or  document  to be delivered to the Bank hereunder,  shall be materially  false,  incorrect or incomplete when made;

          (f) either Borrower shall admit its inability to pay its debts as they mature or shall make an assignment  for the benefit of themselves or any of their creditors;

          (g) proceedings in bankruptcy, or for reorganization of the Borrowers, or for the readjustment of debt under the Bankruptcy  Code, as amended,  or any part thereof,  or under any other laws,  whether state or federal,  for the  relief of  debtors,  now or  hereafter  existing,  shall be  commenced against  or  by  the  Borrowers  and,  except  with  respect  to  any  such proceedings instituted by the Borrowers,  shall not be discharged or stayed within 60 days of their commencement;

          (h) a receiver or trustee  shall be appointed for the Borrowers or for any substantial part of its respective  assets, or any proceedings shall be instituted for the  dissolution  or the full or partial  liquidation of the
     Borrowers,  and except with respect to any such  appointments  requested or instituted  by  the  Borrowers  such  receiver  or  trustee  shall  not  be discharged  within 60 days of his  appointment,  and except with respect to any such proceedings instituted by the Borrowers such proceedings shall not be discharged within 60 days of their commencement,  or the Borrowers shall discontinue business or materially change the nature of its business;

          (i) the  Borrowers  shall suffer final  judgments for payment of money
     aggregating  in  excess  of  $100,000   which  are  not  covered,   without
     reservation,  by insurance and shall not discharge the same within a period of 30 days unless,  pending  further  proceedings,  execution  has not been commenced or, if commenced, has been effectively stayed; or

          (j) the letter  agreement  between  Lynch  Corporation,  the parent of
     M-TRON,  and the Bank dated  October 18, 2002  ceasing to be  effective  or enforceable,

          (k) Lynch Corporation,  the parent of M-TRON shall, at any time have a
     Tangible Net Worth of less than $7,500,000,

          (l) a judgment  creditor of the Borrowers  shall obtain  possession of any of the Bank's  Collateral  by any  means,  including  (without  implied limitation) levy, distraint, replevin or self-help.

                                       27

     SECTION  9.02.  RIGHTS  AND  REMEDIES.  If an Event of  Default  shall have occurred  and be  continuing,  the Bank may  refrain  from  making  any  further
disbursements   hereunder  (but  the  Bank  may  make  disbursements  after  the occurrence of such an Event of Default  without  thereby  waiving its rights and remedies  hereunder),  and the Bank  may  exercise  any or all of the  following rights and remedies:

          (a) the Bank may exercise  and enforce its rights and  remedies  under any or all of the Loan Documents;

          (b) the Bank may enter upon the Property,  if allowed under applicable law, and take possession thereof; or

          (c) The Bank may exercise  any other rights and remedies  available to it by law or agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. NO WAIVER;  CUMULATIVE REMEDIES.  No failure or delay on the part of the Bank in  exercising  any  right,  power  or  remedy  under  the Loan
Documents  shall  operate  as a waiver  thereof  nor shall any single or partial exercise  of any such  right,  power or remedy  preclude  any  other or  further exercise  thereof or the exercise of any other right,  power or remedy under the
Loan Documents.  The remedies  provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     SECTION 10.02. AMENDMENTS, ETC. No amendment, modification,  termination or waiver of any provision of any of the Loan Documents or consent to any departure by the  Borrowers  therefrom  shall be  effective  unless  the same  shall be in writing  and  signed  by the Bank and the  Borrowers,  and then  such  waiver or consent  shall be effective  only in the specific  instance and for the specific purpose for which  given.  No notice to or demand on the  Borrowers  in any case shall entitle the Borrowers to any other or further  notice or demand in similar or other circumstances.

     SECTION 10.03.  ADDRESSES FOR NOTICES,  ETC. Except as otherwise  expressly provided  herein,  all  notices,  requests,  demands  and  other  communications provided  for under the Loan  Documents  shall be in writing and sent by mail or telecopy (if by telecopy  with a  confirmation  mailed  within two Business Days thereafter), to the applicable party at its address indicated below:

      If to Borrower M-TRON:         M-TRON Industries, Inc.
                                     c/o Lynch Corporation
                                     Suite 1250
                                     50 Kennedy Plaza
                                     Providence, RI  02903
                                     Attention:  Chief Executive Officer
                                     Facsimile:  (401) 543-2009

                                       28

      with a copy to:                Olshan Grundman Frome Rosenzweig &
                                       Wolosky LLP
                                     Park Avenue Tower
                                     65 East 55th Street
                                     New York, NY  10022
                                     Attention:  David J. Adler
                                     Facsimile:  (212) 451-2222

      If to Borrower Piezo:          Piezo Technology, Inc.
                                     c/o Lynch Corporation
                                     Suite 1250
                                     50 Kennedy Plaza
                                     Providence, RI  02903
                                     Attention:  Chief Executive Officer
                                     Facsimile:  (401) 543-2009

      with a copy to:                Olshan Grundman Frome Rosenzweig &
                                       Wolosky LLP
                                     Park Avenue Tower
                                     65 East 55th Street
                                     New York, NY  10022
                                     Attention:  David J. Adler
                                     Facsimile:  (212) 451-2222

      If to the Bank:                First National Bank of Omaha
                                     1620 Dodge Street STOP 4250
                                     Omaha, NE  68197-4250
                                     Facsimile:  402-498-5119
                                     Attention:  Mark K. McMillan

or, as to each party, at such other address as shall be designated by such party in a written  notice to the other party  complying as to delivery with the terms of this Section. All such notices,  requests,  demands and other communications, when  mailed,  shall be  effective  when  deposited  in the mails,  addressed as aforesaid, or, when telecopied,  shall be effective when confirmation of receipt is received,  except that notices or requests to the Bank pursuant to any of the provisions hereunder shall not be effective until received by the Bank.

     SECTION 10.04.  TIME OF ESSENCE.  Time is of the essence in the performance of this Agreement.

     SECTION  10.05.  EXECUTION  IN  COUNTERPARTS.  The  Loan  Documents  may be
executed  in any  number of  counterparts,  each of which when so  executed  and delivered  shall be deemed to be an original  and all of which  counterparts  of each instrument or agreement,  taken together,  shall constitute but one and the same instrument.

     SECTION 10.06. BINDING EFFECT, ASSIGNMENT. The Loan Documents to which they are parties  shall be binding upon and inure to the benefit of the Borrowers and

                                       29

the Bank and their respective successors and assigns,  except that the Borrowers shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Bank.

     SECTION 10.07.  GOVERNING LAW; CHOICE OF FORUM. The Loan Documents,  to the
extent they do not  otherwise  provide,  shall be governed by, and  construed in accordance  with,  the laws of the State of New York,  without  giving effect to that body of law  relating  to choice of laws.  The parties  agree that,  in the event any action is commenced by any party, the sole venue for such action shall be in the Douglas County  District Court for the State of Nebraska or the United
States District Court for the District of Nebraska.

     SECTION 10.08. SEVERABILITY OF PROVISIONS.  Any provision of this Agreement which is prohibited or unenforceable  shall be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining  provisions hereof.

     SECTION 10.09.  HEADINGS.  Section  headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this
Agreement for any other purpose.

     SECTION  10.10.  INTEGRATION.  Except  with  regard  to the  existing  loan agreement  and the  note  related  thereto  as note  number  2000001751-6,  this
Agreement   supersedes,   replaces  and   terminates   any  prior  oral  offers,
negotiations, understandings or agreements and any commitment letters or similar writings relating to any of the matters contemplated herein.

     SECTION 10.11.  COSTS,  EXPENSES AND TAXES.  The Borrowers agrees to pay on demand  all costs  and  expenses  incurred  by the Bank in  connection  with the
preparation,   execution,  delivery,  filing  and  administration  of  the  Loan
Documents,  and  of any  amendment,  modification  or  supplement  to  the  Loan
Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Bank,  incurred in  connection  with advising the Bank as to its rights and responsibilities  hereunder. The Borrowers also agree to pay all such
costs  and  expenses,   including  court  costs,  incurred  in  connection  with
enforcement of the Loan Documents, or any amendment,  modification or supplement thereto,  whether by negotiation,  legal proceedings or otherwise.  In addition, the  Borrowers  shall pay any and all stamp and other taxes and fees  payable or determined to be payable in connection with the execution,  delivery, filing and recording of any of the Loan  Documents and the other  documents to be delivered under any such Loan  Documents,  and agrees to hold the Bank  harmless  from and against any and all liabilities  with respect to any delay in paying or omission to pay such taxes and fees.  This  provision  shall survive  termination of this
Agreement.

     SECTION 10.12. INDEMNITY.  The Borrowers hereby agrees to defend, indemnify and  hold the  Bank  harmless  from and  against  any and all  claims,  damages, judgments,  penalties,  costs and expenses  (including  attorney  fees and court costs now or hereafter  arising from the aforesaid  enforcement  of this clause)
arising  directly or  indirectly  from the  activities  of the Borrowers and its
Subsidiaries,  its  predecessors in interest or third parties with whom it has a contractual  relationship,  or arising directly or indirectly from the violation of any environmental  protection,  health or safety law, whether such claims are asserted by any  governmental  agency or any other person.  This indemnity shall survive termination of this Agreement.

                                       30

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their respective officers thereunto duly authorized,  as of the date first above written.

                                        M-TRON INDUSTRIES, INC., a Delaware
                                        corporation

                                        By    /s/ David L. Rein
                                            ------------------------------
                                        Name  David L. Rein
                                        Title Vice President

                                        PIEZO TECHNOLOGY, INC., a Florida
                                        corporation

                                        By    /s/ David L. Rein
                                            ------------------------------
                                        Name  David L. Rein
                                        Title Vice President

                                        FIRST NATIONAL BANK OF OMAHA

                                        By  /s/ Mark McMillan
                                            ------------------------------
                                        Name  Mark McMillan
                                        Title Vice President

STATE OF SOUTH DAKOTA        )
                             ) ss.
COUNTY OF YANKTON            )

     On this 14th day of October,  2004,  before me, the  undersigned,  a Notary
Public,  personally  appeared  DAVID L. REIN,  on behalf of said  entity as VICE
PRESIDENT of M-TRON Industries, Inc. , a Delaware corporation,  who executed the foregoing  instrument,  and  acknowledged  that  he  executed  the  same  as his voluntary act and deed, as well as that of the corporation.

                                         /s/ Leann Sejnola
                                         -----------------------------------
                                         Notary Public

                                       31

STATE OF SOUTH DAKOTA        )
                             ) ss.
COUNTY OF YANKTON            )

     On this 14th day of October,  2004,  before me, the  undersigned,  a Notary
Public,  personally  appeared  DAVID L. REIN,  on behalf of said  entity as VICE
PRESIDENT of Piezo  Technology,  Inc., a Florida  corporation,  who executed the foregoing  instrument,  and  acknowledged  that  he  executed  the  same  as his voluntary act and deed, as well as that of the corporation.

                                         /s/ Leann Sejnola
                                         -----------------------------------
                                         Notary Public

                                       32